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                                                                    EXHIBIT 21.1

                             LIST OF SUBSIDIARIES


GREKA Energy Corporation, a Colorado Corporation                6/27/88

GREKA Integrated, Inc, a Colorado Corporation                   3/23/99
(wholly owned subsidiary of GREKA)

Santa Maria Refining Company, a California Corporation          8/23/93
(wholly owned subsidiary of GREKA Integrated, Inc.)

Greka Realty, Inc., a California Corporation                     8/3/94
(wholly owned subsidiary of GREKA Integrated, Inc.)

GREKA SMV, Inc, a Colorado Corporation                          10/9/97
(wholly owned subsidiary of GREKA)

Greka CA, Inc., a Colorado corporation                          2/14/02
(wholly owned subsidiary of GREKA)

GREKA AM, Inc, a Colorado Corporation                           9/30/99
(wholly owned subsidiary of GREKA)

GRETEX, Inc, a Colorado Corporation                             10/8/99
(wholly owned subsidiary of Greka AM, Inc.)

Calox, Inc., an Indiana Corporation                             6/10/92
(wholly owned subsidiary of GREKA)

Greka Energy (International) B.V., a Dutch Corporation          3/22/01
(wholly owned subsidiary of GREKA)

Greka Energy (Colombia) B.V., a Dutch Corporation               6/21/00
(wholly owned subsidiary of Greka Energy (International) B.V.)

Saba Petroleum Company, a Delaware Corporation                  3/16/79
(wholly owned subsidiary of GREKA)

Saba Cayman Limited, a Cayman Islands Corporation               6/19/97
(wholly owned subsidiary of Saba Petroleum Company)

Saba Jatiluhur Limited, a Cayman Islands Corporation            6/19/97
(wholly owned subsidiary of Saba Cayman Limited)

Saba Petroleum Inc, a California Corporation                     2/3/92
(wholly owned subsidiary of Saba Petroleum Company)

Saba International Limited, a Delaware Corporation               1/2/96
(wholly owned subsidiary of Saba Petroleum Company)

Saba Petroleum of Michigan, Inc, a Michigan Corporation         11/4/92
(wholly owned subsidiary of Saba Petroleum Company)

Saba Energy of Texas, Inc, a Texas Corporation                   6/3/88
(wholly owned subsidiary of Saba Petroleum Company)

Saba Exploration Company, a California Corporation               5/4/95
(wholly owned subsidiary of Saba Petroleum Company)

D&S Industrial, a California Corporation                         6/3/88
(wholly owned subsidiary of Saba Petroleum Company)